COUSINS PROPERTIES INCORPORATED
QUARTERLY INFORMATION PACKAGE
For the Quarter Ended December 31, 2013

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; the effect of the sale of the Company's third party management and leasing business; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release

CONTACT:

Gregg D. Adzema	Marli Quesinberry
Executive Vice President and	Director, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1898
greggadzema@cousinsproperties.com	marliquesinberry@cousinsproperties.com

COUSINS REPORTS RESULTS FOR
QUARTER AND YEAR ENDED DECEMBER 31, 2013

Highlights

•	Funds From Operations for the fourth quarter were $0.18 per share, up from $0.14 in the prior year.

•	Same property net operating income for the fourth quarter was up 3.7% over the prior year.

ATLANTA (February 13, 2014) - Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter and year ended December 31, 2013.

“Our fourth quarter performance demonstrates a successful finish to a transformative year at Cousins,” said Larry Gellerstedt, President and Chief Executive Officer of Cousins. “Our team executed exceptionally well in 2013, producing strong financial results and further positioning the company in high-growth Sunbelt markets while maintaining a solid balance sheet.”

Portfolio Activity

•	Leased or renewed 442,000 square feet of office and retail space during the fourth quarter.

•	Same property occupancy for the fourth quarter was 90.4%, up from 89.0% in the prior year.

•	Cash-basis second generation net effective rent for the fourth quarter was up 11.3% over the prior year.

Transaction Activity

•	Sold the Inhibitex office building for $8.3 million prior to the allocation of free rent credits, generating a gain of $3.0 million.

•	Commenced construction on Emory Point Phase II, which will consist of 307 apartments and 43,000 square feet of retail space with a total projected cost of $73.3 million.

•	Closed a construction loan on Emory Point Phase II, which will provide up to $46.0 million at a floating rate of LIBOR plus 1.85% and a term of 3 years with two one-year extension options.

Financial Results
FFO was $34.3 million, or $0.18 per share, for the fourth quarter of 2013 compared with $14.2 million, or $0.14 per share, for the fourth quarter of 2012. FFO was $77.1 million, or $0.53 per share, for the year ended December 31, 2013, compared with $66.5 million, or $0.64 per share, for the same period in 2012.

Net income available to common stockholders was $2.1 million, or $0.01 per share, for the fourth quarter of 2013, compared with net income available of $30.1 million, or $0.29 per share, for the fourth quarter of 2012. Net income available was $109.1 million, or $0.76 per share, for the year ended December 31, 2013, compared with $32.8 million, or $0.32 per share, for the same period in 2012.

Investor Conference Call and Webcast

The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Friday, February 14, 2014, to discuss the results of the quarter ended December 31, 2013. The number to call for this interactive teleconference is (212) 231-2915.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21703342. The replay can be accessed on the Company's website, www.cousinsproperties.com, through the “Q4 2013 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a leading fully-integrated real estate investment trust (REIT) with extensive experience in development, acquisition, financing, management, and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use developments in Sunbelt markets.

The Consolidated Statements of Operations, Consolidated Balance Sheets, a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles same property net operating income to rental property revenues and rental property expenses, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations - Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1898.

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; the effect of the sale of the Company's third party management and leasing business; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Revenues:
Rental property revenues	$76,620	$30,486	$194,420	$114,208
Fee income	1,959	4,812	10,891	17,797
Other	941	1,036	5,430	4,841
	79,520	36,334	210,741	136,846
Costs and expenses:
Rental property operating expenses	35,386	13,892	90,498	50,329
Reimbursed expenses	850	3,095	5,215	7,063
General and administrative expenses	4,684	5,685	21,940	23,208
Interest expense	7,384	5,997	21,709	23,933
Impairment losses	—	—	—	488
Depreciation and amortization	31,590	10,658	76,277	39,424
Separation expenses	—	1,118	520	1,985
Acquisition and related costs	57	299	7,484	793
Other	436	803	3,693	5,144
	80,387	41,547	227,336	152,367
Loss on extinguishment of debt	—	—	—	(94)
Loss from continuing operations before taxes, unconsolidated joint ventures, and sale of investment properties	(867)	(5,213)	(16,595)	(15,615)
Benefit (provision) for income taxes from operations	26	30	23	(91)
Income from unconsolidated joint ventures	1,463	25,042	67,325	39,258
Income from continuing operations before gain on sale of investment properties	622	19,859	50,753	23,552
Gain (loss) on sale of investment properties	(72)	3,907	61,288	4,053
Income from continuing operations	550	23,766	112,041	27,605
Income from discontinued operations:
Income from discontinued operations	577	1,799	3,299	1,907
Gain on sale of investment properties	2,938	10,200	11,489	18,407
	3,515	11,999	14,788	20,314
Net income	4,065	35,765	126,829	47,919
Net income attributable to noncontrolling interests	(167)	(2,450)	(5,068)	(2,191)
Net income attributable to controlling interests	3,898	33,315	121,761	45,728
Preferred share original issuance costs	—	—	(2,656)	—
Dividends to preferred stockholders	(1,777)	(3,227)	(10,008)	(12,907)
Net income available to common stockholders	$2,121	$30,088	$109,097	$32,821
Per common share information — basic and diluted:
Income (loss) from continuing operations attributable to controlling interest	$(0.01)	$0.17	$0.66	$0.12
Income from discontinued operations	0.02	0.12	0.10	0.20
Net income available to common stockholders	$0.01	$0.29	$0.76	$0.32
Weighted average shares — basic	189,665	104,109	144,255	104,117
Weighted average shares — diluted	189,853	104,132	144,420	104,125
Dividends declared per common share	$0.045	$0.045	$0.180	$0.180

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net Income Available to Common Stockholders	$2,121	$30,088	$109,097	$32,821
Depreciation and amortization of real estate assets:
Consolidated properties	31,401	10,426	75,524	38,349
Discontinued properties	495	1,097	3,083	13,479
Share of unconsolidated joint ventures	2,985	2,584	13,434	10,215
Impairment loss on depreciable investment property, net of amounts attributable to noncontrolling interests	—	1,558	—	11,748
(Gain) loss on sale of depreciated properties:
Consolidated properties	96	(158)	(60,587)	(334)
Discontinued properties	(2,893)	(10,125)	(6,469)	(10,948)
Share of unconsolidated joint ventures	77	(23,153)	(60,345)	(30,662)
Other	7	1,850	3,397	1,824
Funds From Operations Available to Common Stockholders	$34,289	$14,167	$77,134	$66,492
Per Common Share — Basic and Diluted:
Net Income Available	$0.01	$0.29	$0.76	$0.32
Funds From Operations	$0.18	$0.14	$0.53	$0.64
Weighted Average Shares — Basic	189,665	104,109	144,255	104,117
Weighted Average Shares — Diluted	189,853	104,132	144,420	104,125

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
Net effective rent represents base rent less operating expense reimbursements and leasing costs.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	December 31, 2013	December 31, 2012
	(unaudited)
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $235,707 and $255,128 in 2013 and 2012, respectively	$1,828,437	$669,652
Projects under development, net of accumulated depreciation of $0 and $183 in 2013 and 2012, respectively	21,681	25,209
Land	35,053	42,187
Other	—	151
	1,885,171	737,199
Operating properties and related assets held for sale, net of accumulated depreciation of $21,444 and $2,947 in 2013 and 2012, respectively	24,554	1,866
Cash and cash equivalents	975	176,892
Restricted cash	2,810	2,852
Notes and accounts receivable, net of allowance for doubtful accounts of $1,827 and $1,743 in 2013 and 2012, respectively	11,778	9,972
Deferred rents receivable	39,969	39,378
Investment in unconsolidated joint ventures	107,082	97,868
Intangible assets, net of accumulated amortization of $37,544 and $15,153 in 2013 and 2012, respectively	170,973	33,280
Other assets	29,894	24,935
Total assets	$2,273,206	$1,124,242
Liabilities:
Notes payable	$630,094	$425,410
Accounts payable and accrued expenses	76,668	34,751
Deferred income	25,754	11,888
Intangible liabilities, net of accumulated amortization of $6,323 and $13,986 in 2013 and 2012, respectively	66,476	7,520
Other liabilities	15,242	1,720
Total liabilities	814,234	481,289
Commitments and contingencies	—	—
Equity:
Stockholders' investment:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 0 and 2,993,090 shares issued and outstanding in 2013 and 2012, respectively	—	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2013 and 2012	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 193,236,454 and 107,660,080 shares issued in 2013 and 2012, respectively	193,236	107,660
Additional paid-in capital	1,420,951	690,024
Treasury stock at cost, 3,570,082 shares in 2013 and 2012	(86,840)	(86,840)
Distributions in excess of cumulative net income	(164,721)	(260,104)
Total stockholders' investment	1,457,401	620,342
Nonredeemable noncontrolling interests	1,571	22,611
Total equity	1,458,972	642,953
Total liabilities and equity	$2,273,206	$1,124,242

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY INFORMATION
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net Operating Income - Consolidated Properties
Rental property revenues	$76,620	$30,486	$194,420	$114,208
Rental property expenses	(35,386)	(13,892)	(90,498)	(50,329)
Net Operating Income - Consolidated Properties	41,234	16,594	103,922	63,879
Net Operating Income - Discontinued Operations
Rental property revenues	1,742	5,825	10,552	33,918
Rental property expenses	(666)	(1,775)	(4,157)	(10,936)
Net Operating Income - Discontinued Operations	1,076	4,050	6,395	22,982
Net Operating Income - Unconsolidated Joint Ventures	6,196	5,509	27,763	23,596
Total Net Operating Income	$48,506	$26,153	$138,080	$110,457

Net Operating Income:
Same Property	$15,157	$14,611	$60,621	$57,942
Non-Same Property	33,349	11,542	77,459	52,515
Net Operating Income	$48,506	$26,153	$138,080	$110,457

This schedule shows Same Property Net Operating Income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. Same Property Net Operating Income includes those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that has achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
Property Statistics
Number of Operating Properties	35	35	32	34	30	30	31	33	24	23	23
Rentable Square Feet (in thousands)	12,572	12,573	11,688	12,678	11,827	11,827	13,111	13,546	15,768	15,723	15,723

Leverage Ratios (1)
Debt/Total Market Capitalization	45.7%	42.0%	38.7%	40.7%	36.5%	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%
Debt/Total Undepreciated Assets	37.3%	37.9%	35.7%	37.7%	35.3%	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%
Debt + Preferred/Total Market Capitalization	56.7%	52.2%	49.4%	50.8%	46.8%	46.8%	41.2%	37.0%	33.2%	32.8%	32.8%
Debt + Preferred/Total Undepreciated Assets	46.3%	47.2%	45.5%	47.0%	45.4%	45.4%	44.2%	38.1%	34.1%	33.3%	33.3%

Coverage Ratios (1)
Interest Coverage	3.10	3.32	3.41	3.86	3.54	3.53	3.28	4.13	3.98	4.92	4.15
Fixed Charges Coverage	1.91	1.93	1.94	2.22	2.05	2.03	1.86	2.36	2.73	3.51	2.64
Debt/Annualized EBITDA	6.45	7.01	6.53	6.56	6.00	6.00	7.01	5.73	7.59	4.72	4.72

Dividend Ratios (1)
FFO Payout Ratio	(24.3)%	34.8%	35.6%	18.3%	33.1%	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%
FFO Before Certain Charges Payout Ratio	34.6%	36.9%	35.2%	28.7%	30.2%	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%
FAD Payout Ratio	(17.4)%	54.7%	59.3%	24.8%	57.0%	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%
FAD Before Certain Charges Payout Ratio	78.7%	60.3%	58.2%	49.0%	49.0%	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%

Operations Ratios (1)
General and Administrative Expenses/Revenues (2)	12.7%	14.0%	12.2%	9.8%	13.2%	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.4%	1.3%	1.2%	1.3%	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%

(1) See calculations and reconciliations of Non-GAAP financial measures.
(2) Includes discontinued operations.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUMMARY (1)
($ in thousands, except per share amounts)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
Net Operating Income
Office	75,388	20,598	20,013	20,451	19,845	80,907	21,837	23,894	30,308	46,464	122,503
Retail	31,583	8,658	7,415	7,168	6,188	29,429	4,290	4,302	3,663	1,023	13,278
Other	3,583	1	—	—	120	121	43	376	861	1,019	2,299
Total Net Operating Income	110,554	29,257	27,428	27,619	26,153	110,457	26,170	28,572	34,832	48,506	138,080
Sales Less Cost of Sales
Land	5,236	385	89	378	4,063	4,915	243	276	725	29	1,273
Other	2,250	(1)	53	—	257	309	168	(8)	(6)	37	191
Total Sales Less Cost of Sales	7,486	384	142	378	4,320	5,224	411	268	719	66	1,464
Fee Income	13,821	2,856	2,786	7,343	4,812	17,797	3,580	2,931	2,420	1,959	10,890
Third Party Management and Leasing Revenues	19,359	4,711	6,029	4,789	836	16,365	74	2	—	—	76
Other Income	2,204	1,507	112	3,329	205	5,153	282	2,064	303	879	3,528
Total Fee and Other Income	35,384	9,074	8,927	15,461	5,853	39,315	3,936	4,997	2,723	2,838	14,494
Gain on Sale of Third Party Management and Leasing Business	—	—	—	7,384	75	7,459	—	—	4,531	45	4,576
Third Party Management and Leasing Expenses	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(14)	(3)	(97)
Reimbursed Expenses	(6,208)	(1,376)	(1,357)	(1,235)	(3,095)	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)
Separation Expenses	(197)	(213)	(79)	(574)	(1,118)	(1,985)	—	—	(520)	—	(520)
General and Administrative Expenses	(24,166)	(6,623)	(5,646)	(5,255)	(5,684)	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)
Loss on Debt Extinguishment	(74)	(94)	—	—	—	(94)	—	—	—	—	—
Interest Expense	(32,515)	(7,447)	(6,937)	(6,759)	(7,011)	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)
Impairment Loss	(129,134)	—	—	(488)	—	(488)	—	—	—	—	—
Other Expenses	(6,990)	(1,551)	(1,232)	(3,040)	(1,388)	(7,209)	(946)	(1,071)	(8,092)	(498)	(10,607)
Income Tax Benefit (Provision)	186	(27)	(33)	(60)	30	(90)	(1)	(1)	(1)	26	23
Depreciation and Amortization of Non-Real Estate Assets	(1,708)	(369)	(228)	(261)	(232)	(1,090)	(205)	(213)	(219)	(150)	(787)
Preferred Stock Dividends and Original Issuance Costs	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	34,289	77,134
Weighted Average Shares - Basic	103,651	104,000	104,165	104,193	104,109	104,117	104,119	118,661	163,426	189,665	144,255
Weighted Average Shares - Diluted	103,655	104,000	104,165	104,203	104,132	104,125	104,252	118,845	163,603	189,853	144,420
FFO per Share - Basic and Diluted	(0.74)	0.13	0.13	0.25	0.14	0.64	0.11	0.12	0.11	0.18	0.53

(1) Amounts may differ slightly from other schedules herein due to rounding.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
GREENWAY PLAZA	—	—	—	—	—	—	—	—	5,103	19,503	24,606
POST OAK CENTRAL	—	—	—	—	—	—	2,459	4,328	4,498	4,308	15,593
191 PEACHTREE TOWER	14,044	3,789	3,745	3,899	3,789	15,222	4,064	4,021	3,982	3,973	16,040
THE AMERICAN CANCER SOCIETY CENTER	11,571	2,872	2,581	2,744	2,832	11,029	2,881	2,932	2,911	2,815	11,539
PROMENADE	693	2,014	2,324	2,124	2,286	8,748	2,485	2,235	2,453	2,395	9,568
NORTH POINT CENTER EAST	6,363	1,254	1,269	1,142	1,521	5,186	1,373	1,452	1,508	1,576	5,909
816 CONGRESS AVENUE	—	—	—	—	—	—	—	1,098	1,498	1,433	4,029
MERIDIAN MARK PLAZA	3,863	1,015	996	1,013	1,009	4,033	1,037	1,011	1,056	1,007	4,111
2100 ROSS AVENUE	—	—	—	876	635	1,511	1,101	1,305	965	1,249	4,620
777 MAIN	—	—	—	—	—	—	—	—	699	2,355	3,054
THE POINTS AT WATERVIEW	1,824	504	557	516	488	2,065	505	464	449	458	1,876
TERMINUS 100 (2)	15,537	4,063	4,039	3,922	3,785	15,809	1,627	(1)	58	11	1,695
OTHER	(6)	(5)	(30)	(3)	(8)	(46)	(7)	(4)	(5)	—	(16)
SUBTOTAL - OFFICE CONSOLIDATED	53,889	15,506	15,481	16,233	16,337	63,557	17,525	18,841	25,175	41,083	102,624

UNCONSOLIDATED PROPERTIES:
TERMINUS 100 (2)	—	—	—	—	—	—	1,208	1,821	1,938	1,925	6,892
TERMINUS 200 (3)	463	358	374	439	374	1,545	898	1,144	1,093	1,143	4,278
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,822	970	920	950	918	3,758	981	956	968	969	3,874
GATEWAY VILLAGE (4)	1,208	302	302	302	302	1,208	302	302	302	302	1,208
OTHER (5)	8,099	2,031	1,675	1,519	1,019	6,244	(16)	(17)	(16)	(12)	(61)
SUBTOTAL - OFFICE UNCONSOLIDATED	13,592	3,661	3,271	3,210	2,613	12,755	3,373	4,206	4,285	4,327	16,191

DISCONTINUED OPERATIONS (6)	7,907	1,431	1,261	1,008	895	4,595	939	847	848	1,054	3,688

TOTAL - OFFICE NET OPERATING INCOME	75,388	20,598	20,013	20,451	19,845	80,907	21,837	23,894	30,308	46,464	122,503

RETAIL:
CONSOLIDATED PROPERTIES:
MAHAN VILLAGE	—	—	—	55	259	314	390	389	363	454	1,596
OTHER	(3)	—	4	2	—	6	(2)	1	1	(303)	(303)
SUBTOTAL - RETAIL CONSOLIDATED	(3)	—	4	57	259	320	388	390	364	151	1,293

UNCONSOLIDATED PROPERTIES:
CW INVESTMENTS (7)	2,410	610	610	591	587	2,398	580	578	579	568	2,305
EMORY POINT	—	—	—	(9)	19	10	274	344	303	290	1,211
OTHER (8)	8,256	1,998	2,056	2,089	2,168	8,311	2,177	2,078	1,510	(9)	5,756
SUBTOTAL - RETAIL UNCONSOLIDATED	10,666	2,608	2,666	2,671	2,774	10,719	3,031	3,000	2,392	849	9,272

DISCONTINUED OPERATIONS (9)	20,920	6,050	4,745	4,440	3,155	18,390	871	912	907	23	2,713

TOTAL - RETAIL NET OPERATING INCOME	31,583	8,658	7,415	7,168	6,188	29,429	4,290	4,302	3,663	1,023	13,278

OTHER:
UNCONSOLIDATED PROPERTIES:
EMORY POINT RESIDENTIAL	—	—	—	—	122	122	43	376	861	1,020	2,300
SUBTOTAL - OTHER UNCONSOLIDATED	—	—	—	—	122	122	43	376	861	1,020	2,300

DISCONTINUED OPERATIONS OTHER (10)	3,583	1	—	—	(2)	(1)	—	—	—	(1)	(1)

TOTAL - OTHER NET OPERATING INCOME	3,583	1	—	—	120	121	43	376	861	1,019	2,299

TOTAL NET OPERATING INCOME	110,554	29,257	27,428	27,619	26,153	110,457	26,170	28,572	34,832	48,506	138,080

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
SALES LESS COST OF SALES
LAND SALES LESS COST OF SALES - CONSOLIDATED	3,382	385	89	378	4,063	4,915	243	276	610	29	1,158
LAND SALES LESS COST OF SALES - UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	115	—	115
SUBTOTAL - LAND SALES LESS COST OF SALES	5,236	385	89	378	4,063	4,915	243	276	725	29	1,273

OTHER - CONSOLIDATED	2,177	—	55	—	226	281	158	—	—	37	195
OTHER - UNCONSOLIDATED	73	(1)	(2)	—	31	28	10	(8)	(6)	—	(4)
SUBTOTAL - OTHER SALES LESS COST OF SALES	2,250	(1)	53	—	257	309	168	(8)	(6)	37	191

TOTAL SALES LESS COST OF SALES	7,486	384	142	378	4,320	5,224	411	268	719	66	1,464

FEE INCOME
DEVELOPMENT FEES	2,850	525	640	5,278	2,616	9,059	1,335	585	594	588	3,102
MANAGEMENT FEES (11)	8,857	2,099	2,051	1,944	2,070	8,164	2,030	2,146	1,793	1,254	7,223
LEASING & OTHER FEES	2,114	232	95	121	126	574	215	200	33	117	565
TOTAL - FEE INCOME	13,821	2,856	2,786	7,343	4,812	17,797	3,580	2,931	2,420	1,959	10,890

THIRD PARTY MANAGEMENT AND LEASING REVENUES	19,359	4,711	6,029	4,789	836	16,365	74	2	—	—	76

OTHER INCOME
TERMINATION FEES	1,549	43	21	—	64	128	19	1,965	155	813	2,952
TERMINATION FEES - DISCONTINUED OPERATIONS	77	192	13	3,232	75	3,512	—	—	—	—	—
INTEREST AND OTHER INCOME	539	1,281	84	87	61	1,513	259	100	136	66	561
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	39	(9)	(6)	10	5	—	4	(1)	12	—	15
TOTAL INTEREST INCOME & OTHER	2,204	1,507	112	3,329	205	5,153	282	2,064	303	879	3,528

TOTAL FEE AND OTHER INCOME	35,384	9,074	8,927	15,461	5,853	39,315	3,936	4,997	2,723	2,838	14,494

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	—	—	—	7,384	75	7,459	—	—	4,531	45	4,576

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(14)	(3)	(97)

REIMBURSED EXPENSES	(6,208)	(1,376)	(1,357)	(1,235)	(3,095)	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)

SEPARATION EXPENSES	(197)	(213)	(79)	(574)	(1,118)	(1,985)	—	—	(520)	—	(520)

GENERAL AND ADMINISTRATIVE EXPENSES	(24,166)	(6,623)	(5,646)	(5,255)	(5,684)	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)

LOSS ON DEBT EXTINGUISHMENT	(74)	(94)	—	—	—	(94)	—	—	—	—	—

INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,979)	(2,230)	(2,223)	(2,242)	(2,237)	(8,932)	(2,183)	(2,200)	(2,219)	(2,211)	(8,813)
191 PEACHTREE TOWER	—	(28)	(891)	(891)	(891)	(2,701)	(890)	(871)	(861)	(861)	(3,483)
UNSECURED CREDIT FACILITY	(6,205)	(1,648)	(777)	(725)	(562)	(3,712)	(546)	(522)	(608)	(584)	(2,260)
POST OAK CENTRAL	—	—	—	—	—	—	—	—	(565)	(2,053)	(2,618)
MERIDIAN MARK PLAZA	(1,630)	(404)	(403)	(402)	(400)	(1,609)	(399)	(397)	(396)	(395)	(1,587)
PROMENADE	—	—	—	—	—	—	—	—	(338)	(1,230)	(1,568)
THE POINTS AT WATERVIEW	(958)	(235)	(234)	(232)	(230)	(931)	(228)	(227)	(225)	(223)	(903)
MAHAN VILLAGE	—	—	(20)	(43)	(59)	(122)	(65)	(81)	(56)	(68)	(270)
TERMINUS 100 (2)	(7,328)	(1,816)	(1,808)	(1,802)	(1,795)	(7,221)	(725)	—	—	—	(725)
OTHER	(3,284)	(333)	(8)	—	—	(341)	—	—	—	—	—
CAPITALIZED	600	426	489	544	177	1,636	101	57	119	241	518
SUBTOTAL - CONSOLIDATED	(27,784)	(6,268)	(5,875)	(5,793)	(5,997)	(23,933)	(4,935)	(4,241)	(5,149)	(7,384)	(21,709)

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
UNCONSOLIDATED DEBT:
TERMINUS 100 (2)	—	—	—	—	—	—	(530)	(893)	(887)	(883)	(3,193)
TERMINUS 200 (3)	(393)	(126)	(129)	(129)	(128)	(512)	(199)	(390)	(390)	(390)	(1,369)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,441)	(355)	(353)	(351)	(349)	(1,408)	(347)	(341)	(336)	(334)	(1,358)
EMORY POINT	—	—	—	—	(59)	(59)	(155)	(229)	(244)	(239)	(867)
THE AVENUE MURFREESBORO	(1,812)	(444)	(437)	(438)	(430)	(1,749)	(431)	(431)	(175)	—	(1,037)
THE AVENUE EAST COBB	(196)	(49)	(48)	(48)	(48)	(193)	(48)	(48)	(43)	—	(139)
OTHER	(889)	(205)	(95)	—	—	(300)	—	—	—	—	—
SUBTOTAL - UNCONSOLIDATED	(4,731)	(1,179)	(1,062)	(966)	(1,014)	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)

TOTAL INTEREST EXPENSE	(32,515)	(7,447)	(6,937)	(6,759)	(7,011)	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)

IMPAIRMENT LOSSES	(129,134)	—	—	(488)	—	(488)	—	—	—	—	—

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,087)	(574)	(631)	(608)	(604)	(2,415)	(507)	(515)	(489)	(160)	(1,671)
PROPERTY TAXES & OTHER HOLDING COSTS	(2,394)	(433)	(320)	(518)	(467)	(1,738)	(274)	(242)	(827)	(227)	(1,570)
PREDEVELOPMENT & OTHER	(1,574)	(187)	(76)	(1,397)	37	(1,623)	(42)	(63)	(104)	(186)	(395)
ACQUISITION AND RELATED COSTS	(468)	(78)	(67)	(350)	(299)	(794)	(235)	(333)	(6,859)	(57)	(7,484)
OTHER - UNCONSOLIDATED	(467)	(279)	(138)	(167)	(55)	(639)	112	82	187	132	513
TOTAL - OTHER EXPENSES	(6,990)	(1,551)	(1,232)	(3,040)	(1,388)	(7,209)	(946)	(1,071)	(8,092)	(498)	(10,607)

INCOME TAX (PROVISION) BENEFIT	186	(27)	(33)	(60)	30	(90)	(1)	(1)	(1)	26	23

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,688)	(364)	(223)	(256)	(232)	(1,075)	(183)	(189)	(192)	(189)	(753)
SHARE OF UNCONSOLIDATED JOINT VENTURES	(20)	(5)	(5)	(5)	—	(15)	(22)	(24)	(27)	39	(34)
TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,708)	(369)	(228)	(261)	(232)	(1,090)	(205)	(213)	(219)	(150)	(787)

PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)

FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	34,289	77,134
WEIGHTED AVERAGE SHARES - BASIC	103,651	104,000	104,165	104,193	104,109	104,117	104,119	118,661	163,426	189,665	144,255
WEIGHTED AVERAGE SHARES - DILUTED	103,655	104,000	104,165	104,203	104,132	104,125	104,252	118,845	163,603	189,853	144,420
FFO PER SHARE - BASIC AND DILUTED	(0.74)	0.13	0.13	0.25	0.14	0.64	0.11	0.12	0.11	0.18	0.53

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The Terminus 100 Consolidated line represents the Company's share for the period prior to the joint venture formation, the Terminus 100 Unconsolidated line represents the Company's share for the period subsequent to the joint venture formation.

(3) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The first quarter 2013 Terminus 200 line includes the Company's share for both the Company's 20% share of the previous MSREF/T200 Joint Venture and the Company’s 50% share subsequent to the joint venture formation.

(4) The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(5) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: Palisades West, Ten Peachtree Place, and Presbyterian Medical Plaza. Previous quarters were restated to be consistent with the new presentation.

(6) Discontinued Office Properties includes the discontinued NOI for the following consolidated Office Properties: Cosmopolitan Center, One Georgia Center, 8995 Westside Parkway, Galleria 75, Inhibitex, Lakeshore Park Plaza, and 600 University Park.

(7) The Company recognizes a 16% return on its investment in CW Investments as NOI from this investment. As of December 31, 2013, its investment in CW Investments was $14.4 million. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, and Highland City Town Center. See Joint Information included herein for further details.

(8) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: North Point MarketCenter, Viera MarketCenter, Greenbrier MarketCenter, Los Altos MarketCenter, The Avenue Murfreesboro, The Avenue East Cobb, The Avenue West Cobb, The Avenue Peachtree City, and The Avenue Viera. Previous quarters were restated to be consistent with the new presentation.

(9) Discontinued Retail Properties includes the discontinued NOI for the following consolidated Retail Properties: Tiffany Springs MarketCenter, The Avenue Forsyth, The Avenue Webb Gin, The Avenue Collierville, and San Jose MarketCenter.

(10) Discontinued Other Properties includes the discontinued NOI for the following consolidated Industrial Properties: King Mill Building 3, Jefferson Mill Building A, and Lakeside Building 20.
(11) Management Fees include reimbursed expenses that are included in the "Reimbursed Expenses" line item.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PORTFOLIO LISTING
OPERATING PROPERTIES
As of and for the Three Months Ended December 31, 2013

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 4Q13	End of Period Leased 3Q13	Weighted Average Occupancy 4Q13 (1)	Weighted Average Occupancy 3Q13 (1)	% of Total Net Operating Income (2)(3)	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	Greenway Plaza (4)	Houston	4,348,000	Consolidated	100%	95.4%	95.0%	95.3%	95.0%	40%	—
	Post Oak Central (5)	Houston	1,280,000	Consolidated	100%	94.5%	94.5%	92.5%	91.6%	9%	188,310
	777 Main	Fort Worth	980,000	Consolidated	100%	73.9%	91.4%	85.6%	92.2%	5%	—
	2100 Ross Avenue	Dallas	844,000	Consolidated	100%	79.2%	80.8%	58.2%	58.8%	2%	—
	816 Congress	Austin	435,000	Consolidated	100%	76.6%	76.1%	76.0%	75.2%	3%	—
	The Points at Waterview	Dallas	203,000	Consolidated	100%	89.6%	87.6%	90.0%	90.0%	1%	15,139
	TEXAS		8,090,000							60%	203,449

	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	86.6%	86.8%	86.1%	86.3%	8%	100,000
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	82.4%	82.3%	83.3%	83.1%	6%	132,714
	Promenade	Atlanta	777,000	Consolidated	100%	89.2%	87.3%	70.2%	68.7%	5%	113,573
	Terminus 100	Atlanta	656,000	Unconsolidated	50%	98.3%	96.1%	96.0%	95.5%	4%	66,971
	North Point Center East (6)	Atlanta	540,000	Consolidated	100%	94.4%	93.3%	92.1%	91.6%	3%	—
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	88.4%	88.4%	88.2%	87.8%	2%	41,000
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	99.0%	97.6%	97.6%	97.6%	2%	25,813
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	98.1%	99.0%	98.5%	98.2%	2%	37,500
	GEORGIA		5,278,000							32%	517,571

	Lakeshore Park Plaza (7)(8)	Birmingham	197,000	Consolidated	100%	97.7%	99.0%	98.2%	96.7%	1%	—
	600 University Park Place (7)(8)	Birmingham	123,000	Consolidated	100%	98.2%	98.2%	98.2%	98.2%	1%	—
	ALABAMA		320,000							2%	—

	Gateway Village (9)	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	1%	26,204
	NORTH CAROLINA		1,065,000							1%	26,204
	TOTAL OFFICE PROPERTIES		14,753,000							95%	747,224

II.	RETAIL PROPERTIES
	Mt. Juliet Village (9)	Nashville	91,000	Unconsolidated	50.5%	75.3%	73.8%	72.3%	72.3%	1%	3,055
	The Shops of Lee Village (9)	Nashville	74,000	Unconsolidated	50.5%	91.0%	89.1%	87.5%	87.5%	—%	2,757
	Creek Plantation Village (9)	Chattanooga	78,000	Unconsolidated	50.5%	96.4%	98.2%	96.4%	98.2%	—%	3,005
	TENNESSEE		243,000							1%	8,817

	Emory Point (Phase I)	Atlanta	80,000	Unconsolidated	75%	86.7%	84.0%	81.9%	81.9%	1%	7,078
	GEORGIA		80,000							1%	7,078

	Mahan Village (7)	Tallahassee	147,000	Consolidated	100%	90.5%	90.5%	90.5%	90.0%	1%	14,470
	Highland City Town Center (9)	Lakeland	96,000	Unconsolidated	50.5%	82.9%	85.8%	82.9%	83.9%	—%	5,177
	FLORIDA		243,000							1%	19,647
	TOTAL RETAIL PROPERTIES		566,000							3%	35,542

III.	APARTMENTS
	Emory Point (Phase I) (10)	Atlanta	404,000	Unconsolidated	75%	96.8%	92.3%	93.6%	91.4%	2%	35,741
	GEORGIA		404,000							2%	35,741
	TOTAL APARTMENTS		404,000							2%	35,741

	TOTAL PORTFOLIO		15,723,000							100%	818,507
(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Net operating income represents rental property revenues less rental property operating expenses.
(3)	Calculation is based on amounts for the three months ended December 31, 2013.
(4)
Contains ten buildings - One Greenway Plaza, Two Greenway Plaza, Three Greenway Plaza, Four Greenway Plaza, Five Greenway Plaza, 3800 Buffalo Speedway, Eight Greenway Plaza, Nine Greenway Plaza, Eleven Greenway Plaza, and Twelve Greenway Plaza.

(5)	Contains three buildings - Post Oak Central I, Post Oak Central II, and Post Oak Central III.
(6)	Contains four buildings - 100 North Point Center East, 200 North Point Center East, 333 North Point Center East and 555 North Point Center East.
(7)	This property is shown as 100% as it is owned through a consolidated joint venture. See Joint Venture Information included herein for further details.
(8)	This property was classified as held for sale as of December 31, 2013.
(9)
This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(10)	This property consists of 443 units.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
LEASING AND OCCUPANCY

	Property Description	End of Period Leased 4Q13	End of Period Leased 3Q13	End of Period Leased 4Q12	Weighted Average Occupancy 4Q13 (2)	Weighted Average Occupancy 3Q13 (2)	Weighted Average Occupancy 4Q12 (2)

	Gateway Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	NORTH CAROLINA	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	The Points at Waterview	89.6%	87.6%	89.6%	90.0%	90.0%	89.6%
	TEXAS	89.6%	87.6%	89.6%	90.0%	90.0%	89.6%

	600 University Park Place	98.2%	98.2%	98.2%	98.2%	98.2%	94.0%
	Lakeshore Park Plaza	97.7%	99.0%	98.1%	98.2%	96.7%	95.7%
	ALABAMA	97.9%	98.7%	98.1%	98.2%	97.3%	95.1%

	Meridian Mark Plaza	99.0%	97.6%	97.6%	97.6%	97.6%	97.6%
	Terminus 100	98.3%	96.1%	96.1%	96.0%	95.5%	94.6%
	Emory University Hospital Midtown Medical Office Tower	98.1%	99.0%	98.8%	98.5%	98.2%	98.6%
	North Point Center East	94.4%	93.3%	90.8%	92.1%	91.6%	92.1%
	Terminus 200	88.4%	88.4%	87.8%	88.2%	87.8%	87.8%
	191 Peachtree Tower	86.6%	86.8%	87.4%	86.1%	86.3%	82.3%
	The American Cancer Society Center	82.4%	82.3%	82.3%	83.3%	83.1%	83.1%
	GEORGIA	88.9%	88.5%	88.3%	88.3%	88.2%	86.9%

	TOTAL PROPERTIES	90.7%	90.5%	90.3%	90.4%	90.2%	89.0%

(1)	Same Properties include those office properties that were operational and stabilized on January 1, 2012, excluding properties subsequently sold.
(2)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
NET OPERATING INCOME
($ in thousands)

	Three Months Ended
	December 31, 2013	September 30, 2013	December 31, 2012	4Q13 vs. 3Q13 % Change	4Q13 vs. 4Q12 % Change
Rental Property Revenues (2)	26,155	26,483	25,084	(1.2)%	4.3%
Rental Property Operating Expenses (2)	10,998	11,311	10,473	(2.8)%	5.0%
Same Property Net Operating Income	15,157	15,172	14,611	(0.1)%	3.7%

Cash Basis Same Property Net Operating Income (3)	14,007	14,053	13,531	(0.2)%	3.5%

	Year Ended
	December 31,
	2013	2012	% Change
Rental Property Revenues (2)	104,474	100,151	4.3%
Rental Property Operating Expenses (2)	43,853	42,209	3.9%
Same Property Net Operating Income	60,621	57,942	4.6%

Cash Basis Same Property Net Operating Income (3)	55,765	53,662	3.9%

(1) Same Properties include those office properties that were operational and stabilized on January 1, 2012, excluding properties subsequently sold.
(2) Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3) Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SQUARE FEET EXPIRING
As of December 31, 2013

OFFICE

As of December 31, 2013, the Company's office portfolio included 17 commercial office properties. The weighted average remaining lease term of these office properties was approximately seven years. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023 & Thereafter	Total
Square Feet Expiring	775,135	920,155	1,424,355	1,448,891	1,224,965	687,206	789,999	877,178	822,830	3,177,550	12,148,264
% of Leased Space	6%	7%	12%	12%	10%	6%	6%	7%	7%	27%	100%
Annual Contractual Rent ($000s) (1)	$14,540	$18,508	$27,017	$29,273	$25,803	$15,542	$18,271	$21,055	$16,797	$79,521	$266,327
Annual Contractual Rent per Square Foot (1)	$18.76	$20.11	$18.97	$20.20	$21.06	$22.62	$23.13	$24.00	$20.41	$25.03	$21.92

RETAIL

As of December 31, 2013, the Company's retail portfolio included 6 retail properties. The weighted average remaining lease term of these retail properties was approximately thirteen years. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023 & Thereafter	Total
Square Feet Expiring (2)	12,896	6,666	6,048	16,265	18,739	5,015	4,546	8,545	15,026	238,513	332,259
% of Leased Space	4%	2%	2%	4%	6%	2%	1%	3%	5%	71%	100%
Annual Contractual Rent ($000s) (1)	$234	$131	$112	$422	$450	$115	$99	$244	$479	$3,243	$5,529
Annual Contractual Rent per Square Foot (1)	$18.16	$19.64	$18.48	$25.92	$24.04	$23.02	$21.74	$28.50	$31.91	$13.60	$16.64

(1) Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2) Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
OFFICE LEASING STATISTICS (1)
OPERATING PROPERTIES
As of December 31, 2013

	Three Months Ended December 31, 2013				Year Ended December 31, 2013
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased square footage				431,184				1,399,814
Less: Leases less than one year, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(33,971)				(143,390)
Net leased square footage	86,766	232,016	78,431	397,213	555,868	572,646	127,910	1,256,424
Number of transactions	9	20	9	38	33	53	22	108
Lease term (years) (2)	8.73	6.81	6.32	7.13	10.28	8.07	6.06	8.84

Net rent per square foot (2)(3)	$21.17	$18.66	$20.38	$19.55	$17.97	$18.92	$19.09	$18.54
Total leasing costs per square foot (2)(4)	(6.31)	(3.19)	(5.16)	(4.26)	(7.30)	(3.06)	(5.65)	(5.25)
Net effective rent per square foot (2)	$14.86	$15.47	$15.22	$15.29	$10.67	$15.86	$13.44	$13.29

Second generation leased square footage (2)(5)				335,338				761,924
Increase in average second generation net rent per square foot (2)(3)(5)				23.2%				12.9%
Increase (decrease) in cash-basis second generation net rent per square foot (2)(5)(6)				11.3%				(3.6)%

(1) Excludes all non-office leasing, such as apartment and retail leasing.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.
(6) Represents increase (decrease) in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
TOP 20 TENANTS
As of December 31, 2013

	Tenant (1)	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)
1.	Occidental Oil & Gas Corp.	7%	13
2.	Apache Corporation	4%	5
3.	Transocean Offshore Deepwater (3)	3%	2
4.	Deloitte & Touche	3%	10
5.	Invesco Management Group, Inc	2%	10
6.	American Cancer Society	2%	9
7.	Smith, Gambrell & Russell, LLP	2%	8
8.	Stewart Information Services	2%	3
9.	CPL Retail Energy, LP	2%	5
10.	ExxonMobil Corporation	2%	1
11.	US South Communications	2%	8
12.	Internap Network Services	2%	6
13.	CB Richard Ellis, Inc.	1%	7
14.	IPR-GDF SUEZ North America	1%	6
15.	Bank of America (4)	1%	3
16.	MedAssets Net Revenue Systems, LLC	1%	1
17.	FTS International Services, LLC	1%	5
18.	Northside Hospital	1%	9
19.	Gulf South Pipeline Company LP	1%	3
20.	Lockton Companies	1%	12
		41%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.

(3)	During the fourth quarter of 2013, tenant signed an agreement to reduce their space during the second quarter of 2014.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEVELOPMENT PIPELINE (1)
As of December 31, 2013
($ in thousands)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Apartment Units/Square Feet	Estimated Project Cost (2)	Project Cost Incurred to Date (2)	Percent Leased	Percent Occupied	Initial Occupancy		Estimated Stabilization (5)

Colorado Tower	Office	Austin, TX	100%	2Q13	373,000	$126,100	$21,681	22%	—%	4Q14	(3)	4Q15

Emory Point (Phase II)	Mixed	Atlanta, GA	75%	4Q13		$73,300	$13,378

Apartments					307			—%	—%	1Q15	(4)	1Q16
Retail					43,000			—%	—%	2Q15	(4)	3Q15

(1) This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2) Amount represents 100% of the estimated project cost. Colorado Tower is being funded 100% by the Company and Emory Point Phase II is being funded with a combination of equity from the partners and a $46 million construction loan. Emory Point Phase II will initially be funded by equity contributions until the partners have contributed their required equity amounts. All subsequent funding is expected to come from the Emory Point Phase II construction loan. As of December 31, 2013, $1,000 was outstanding on the Emory Point Phase II construction loan.
(3) Represents the estimated quarter within which the Company estimates the first office square feet to be occupied.
(4) Represents the estimated quarter within which the first apartment/retail is expected to be occupied.
(5) Stabilization represents the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from Initial Occupancy.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
INVENTORY OF LAND
As of December 31, 2013
($ in thousands)

	Metropolitan Area	Company's Ownership Interest	Developable Land Area (Acres)
COMMERCIAL

Wildwood Office Park	Atlanta	50.00%	42
North Point	Atlanta	100.00%	35
Wildwood Office Park	Atlanta	100.00%	18
The Avenue Forsyth-Adjacent Land	Atlanta	100.00%	11
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1
Georgia			107

Round Rock	Austin	100.00%	51
Research Park V	Austin	100.00%	6
Texas			57

Highland City Town Center-Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	55
Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	5
Tennessee			5

TOTAL COMMERCIAL LAND ACRES HELD			224

COMPANY'S SHARE OF TOTAL ACRES HELD			172

COST BASIS OF COMMERCIAL LAND HELD			$49,831

COMPANY'S SHARE OF COST BASIS OF COMMERCIAL LAND HELD			$25,181

RESIDENTIAL (4)

Paulding County	Atlanta	50.00%	5,458
Blalock Lakes	Atlanta	100.00%	2,660
Callaway Gardens (5)	Atlanta	100.00%	218
Georgia			8,336

Padre Island	Corpus Christi	50.00%	15
Texas			15

TOTAL RESIDENTIAL LAND ACRES HELD			8,351

COMPANY'S SHARE OF TOTAL ACRES HELD			5,614

COST BASIS OF RESIDENTIAL LAND HELD			$25,704

COMPANY'S SHARE OF COST BASIS OF RESIDENTIAL LAND HELD			$19,605

GRAND TOTAL COMPANY'S SHARE OF ACRES			5,786

GRAND TOTAL COMPANY'S SHARE OF COST BASIS OF LAND HELD			$44,786

(1) Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2) Land relates to outparcels available for sale or ground lease.
(3) This project is owned through a joint venture with a third party who has contributed equity. See Joint Venture Information included herein for further details.
(4) Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(5) Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEBT OUTSTANDING
As of December 31, 2013
($ in thousands)

					Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest		Rate End of Quarter	Maturity Date	2014	2015	2016	2017	2018	Thereafter	Total	Company's Share Recourse (1)

CONSOLIDATED DEBT

Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00%	(2)	1.82%	9/12/14	$14,470	$—	$—	$—	$—	$—	$14,470	$3,618
Credit Facility, Unsecured (LIBOR + 1.50%-2.10%; $350mm facility) (3)	100.00%		1.67%	2/28/16	—	—	40,075	—	—	—	40,075	40,075
Total Floating Rate Debt					14,470	—	40,075	—	—	—	54,545	43,693

Fixed Rate Debt
The Points at Waterview	100.00%		5.66%	1/1/16	541	573	14,025	—	—	—	15,139	—
The American Cancer Society Center (4)	100.00%		6.45%	9/1/17	1,631	1,741	1,834	127,508	—	—	132,714	—
191 Peachtree Tower	100.00%		3.35%	10/1/18	—	—	1,305	2,013	96,682	—	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/20	405	430	456	484	514	23,524	25,813	—
Post Oak Central	100.00%		4.26%	10/1/20	3,200	3,339	3,485	3,636	3,794	170,856	188,310	—
Promenade	100.00%		4.27%	10/1/22	2,628	2,742	2,862	2,986	3,116	99,239	113,573	—
Total Fixed Rate Debt					8,405	8,825	23,967	136,627	104,106	293,619	575,549	—

TOTAL CONSOLIDATED DEBT					$22,875	$8,825	$64,042	$136,627	$104,106	$293,619	$630,094	$43,693

UNCONSOLIDATED DEBT

Floating Rate Debt
Emory Point (LIBOR + 1.75%, $61.1mm facility)	75.00%		1.92%	10/9/14	42,819	—	—	—	—	—	42,819	4,282
Highland City Town Center (LIBOR + 2.65%)	50.50%	(2)	2.82%	1/1/16	116	123	4,938	—	—	—	5,177	—
Creek Plantation Village (LIBOR + 2.65%)	50.50%	(2)	2.82%	1/1/16	67	71	2,867	—	—	—	3,005	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50%	(2)	3.02%	1/1/16	58	62	2,935	—	—	—	3,055	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50%	(2)	3.02%	1/1/16	53	56	2,648	—	—	—	2,757	1,388
Emory Point II (LIBOR + 1.85%, $46mm facility)	75.00%		2.02%	10/9/16	—	—	1	—	—	—	1	1
Total Floating Rate Debt					43,113	312	13,389	—	—	—	56,814	7,209

Fixed Rate Debt
Gateway Village (5)	50.00%		6.41%	12/1/16	8,439	8,997	8,768	—	—	—	26,204	—
Terminus 100	50.00%		5.25%	1/1/23	1,150	1,212	1,277	1,346	1,418	60,568	66,971	—
Terminus 200	50.00%		3.79%	1/1/23	—	—	559	770	39,671	—	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.00%		3.50%	6/1/23	—	357	732	758	35,653	—	37,500	—
Total Fixed Rate Debt					9,589	10,566	11,336	2,874	76,742	60,568	171,675	—

TOTAL UNCONSOLIDATED DEBT					$52,702	$10,878	$24,725	$2,874	$76,742	$60,568	$228,489	$7,209

TOTAL DEBT					$75,577	$19,703	$88,767	$139,501	$180,848	$354,187	$858,583	$50,902

TOTAL MATURITIES (6)					$57,289	$—	$67,489	$127,508	$96,682	$399,803	$748,771
% OF MATURITIES					8%	—%	9%	17%	13%	53%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$111,359	13%	1.94%	1.4
Fixed Rate Debt	747,224	87%	4.72%	6.5
Total Debt	$858,583	100%	4.36%	5.8

(1) Non-recourse loans are subject to customary carve-outs.
(2) The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(3) Total borrowing capacity of the Credit Facility at December 31, 2013 was $350 million. The spread over LIBOR at December 31, 2013 was 1.50%.
(4) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(6) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
JOINT VENTURE INFORMATION
As of December 31, 2013

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives $66.8 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flows.	Recognize 50% of net income from venture.
CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.	All proceeds until a 16% leveraged IRR. Then, partner receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.	Recognize net income equal to 16% of investment.
Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
EP I LLC	Emory Point (Phase I)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
EP II LLC	Emory Point (Phase II)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Consolidated Joint Ventures
Cousins/Callaway LLC	Land	The first $2.0 million of cash flows; 77% of the next $17.7 million of cash flows; 50% of remaining cash flows until a IRR of 20%; 40% of remaining cash flows until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.
Cousins/Daniel LLC	Lakeshore Park Plaza, 600 University Park Place	Through preferred returns, all operating cash flows.	All capital proceeds.	Recognize revenues and expenses as if a wholly-owned property. No minority interest currently recorded.
Mahan Village LLC	Mahan Village	Preferred return of 9%, 87% of remaining cash flows after partner receives 9% return.	All proceeds until a 16% leveraged IRR. Then 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	16,602	1,933	2,393	4,825	4,031	13,181	2,865	1,524	2,642	5,108	12,139
SECOND GENERATION BUILDING IMPROVEMENTS	464	155	730	137	250	1,271	79	1,589	200	1,946	3,814
	17,067	2,087	3,122	4,962	4,281	14,453	2,944	3,113	2,842	7,054	15,954
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,074	246	64	116	180	605	88	239	133	—	460
TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	19,140	2,333	3,186	5,077	4,461	15,058	3,032	3,352	2,976	7,054	16,414

NET OPERATING INCOME:

OFFICE CONSOLIDATED PROPERTIES	53,889	15,506	15,481	16,233	16,335	63,555	17,526	18,841	25,175	41,083	102,625
RETAIL CONSOLIDATED PROPERTIES	(3)	—	4	57	259	320	389	390	364	151	1,294
NET OPERATING INCOME - CONSOLIDATED	53,889	15,506	15,485	16,290	16,594	63,875	17,915	19,231	25,539	41,234	103,919

RENTAL PROPERTY REVENUES	94,704	26,789	27,393	29,536	30,486	114,208	33,123	37,099	47,575	76,620	194,420
RENTAL PROPERTY OPERATING EXPENSES	(40,815)	(11,283)	(11,908)	(13,246)	(13,892)	(50,329)	(15,208)	(17,868)	(22,036)	(35,386)	(90,498)
NET OPERATING INCOME - CONSOLIDATED	53,889	15,506	15,485	16,290	16,594	63,879	17,915	19,231	25,539	41,234	103,919

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	51,985	10,702	9,280	8,110	5,825	33,918	3,000	2,940	2,870	1,742	10,552
RENTAL PROPERTY OPERATING EXPENSES	(19,575)	(3,223)	(3,276)	(2,662)	(1,775)	(10,935)	(1,194)	(1,182)	(1,118)	(668)	(4,162)
NET OPERATING INCOME	32,410	7,479	6,004	5,448	4,050	22,983	1,806	1,758	1,752	1,074	6,390

TERMINATION FEES	77	192	13	3,232	75	3,512	—	—	—	—	—
INTEREST AND OTHER INCOME (EXPENSE)	70	(9)	(6)	10	5	(3)	4	(1)	12	—	15
FFO FROM DISCONTINUED OPERATING PROPERTIES	32,557	7,662	6,011	8,690	4,130	26,492	1,810	1,757	1,764	1,074	6,405

THIRD PARTY MANAGEMENT AND LEASING REVENUES	19,359	4,711	6,029	4,789	836	16,365	74	2	—	—	76
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(14)	(3)	(97)
FFO FROM THIRD PARTY MANAGEMENT AND LEASING	2,774	411	1,422	529	328	2,690	21	(25)	(14)	(3)	(21)

FFO FROM DISCONTINUED OPERATIONS	35,331	8,073	7,433	9,219	4,458	29,182	1,831	1,732	1,750	1,071	6,384

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(23,395)	(4,753)	(3,499)	(4,133)	(1,097)	(13,479)	(1,053)	(1,046)	(492)	(494)	(3,085)
IMPAIRMENT LOSSES	(10,945)	(12,233)	—	—	(1,558)	(13,791)	—	—	—	—	—

INCOME FROM DISCONTINUED OPERATIONS	991	(8,913)	3,934	5,086	1,803	1,912	778	686	1,258	577	3,299

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	3,015	949	535	732	400	2,616	460	283	155	70	968
OUTPARCEL SALES	—	—	—	—	—	—	503	150	—	—	653
TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	3,015	949	535	732	400	2,616	963	433	155	70	1,621

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	2,941	564	416	354	87	1,421	460	283	147	65	955
OUTPARCEL COST OF SALES	(50)	—	—	—	—	—	503	150	—	—	653
TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	2,891	564	416	354	87	1,421	963	433	147	65	1,608

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	3,258	—	(30)	—	3,750	3,720	243	276	602	24	1,145
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES - CONSOLIDATED	3,382	385	89	378	4,063	4,915	243	276	610	29	1,158

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	74	385	119	378	313	1,195	—	—	8	5	13
OUTPARCEL SALES LESS COST OF SALES	50	—	—	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,258	—	(30)	—	3,750	3,720	243	276	602	24	1,145
TOTAL CONSOLIDATED SALES LESS COST OF SALES	3,382	385	89	378	4,063	4,915	243	276	610	29	1,158

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES - CONSOLIDATED:
OTHER SALES	4,664	—	174	—	520	694	340	—	—	—	340
OTHER COST OF SALES	(2,487)	—	(119)	—	(294)	(413)	(182)	—	—	37	(145)
OTHER SALES LESS COST OF SALES - CONSOLIDATED	2,177	—	55	—	226	281	158	—	—	37	195

UNCONSOLIDATED:
OTHER SALES - UNCONSOLIDATED:
OTHER SALES	—	—	—	—	—	—	—	—	—	—	—
OTHER COST OF SALES	(5)	—	—	—	—	—	—	—	—	—	—
OTHER, NET	77	(1)	(2)	—	31	28	10	(8)	(6)	—	(4)
OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	72	(1)	(2)	—	31	28	10	(8)	(6)	—	(4)
TOTAL OTHER SALES FFO	2,249	(1)	53	—	257	309	168	(8)	(6)	37	191

UNCONSOLIDATED:
RESIDENTIAL LOT AND TRACT SALES - UNCONSOLIDATED:
RESIDENTIAL LOT SALES	7,343	—	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES	—	—	—	—	—	—	—	—	475	—	475
TRACT SALES	794	176	—	—	—	176	—	—	90	—	90
TOTAL RESIDENTIAL LOT AND TRACT SALES	8,137	176	—	—	—	176	—	—	565	—	565

RESIDENTIAL LOT AND TRACT COST OF SALES - UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	5,770	—	—	—	—	—	—	—	—	—	—
OUTPARCEL COST OF SALES	—	—	—	—	—	—	—	—	360	—	360
TRACT COST OF SALES	513	176	—	—	—	176	—	—	90	—	90
TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	6,283	176	—	—	—	176	—	—	450	—	450
RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES -UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	115	—	115

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013

SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,573	—	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	115	—	115
TRACT SALES LESS COST OF SALES	281	—	—	—	—	—	—	—	—	—	—
RESIDENTIAL LOT AND TRACT SALES LESS COST OF
SALES - SHARE OF UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	115	—	115
TOTAL RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES	5,236	385	89	378	4,063	4,915	243	276	725	29	1,273

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	13,592	3,661	3,271	3,210	2,613	12,755	3,373	4,206	4,289	4,327	16,195
RETAIL PROPERTIES	10,666	2,608	2,666	2,671	2,774	10,719	3,031	3,000	2,392	849	9,272
OTHER PROPERTIES	—	—	—	—	122	122	43	376	861	1,020	2,300
NET OPERATING INCOME	24,258	6,269	5,937	5,881	5,509	23,596	6,447	7,582	7,542	6,196	27,767
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	1,854	—	—	—	—	—	—	—	115	—	115
OTHER SALES LESS COST OF SALES	73	(1)	(2)	—	31	28	10	(8)	(6)	—	(4)
TERMINATION FEES	73	42	18	—	2	62	19	—	—	—	19
INTEREST EXPENSE	(4,338)	(1,179)	(1,062)	(966)	(1,014)	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)
OTHER EXPENSE	(467)	(279)	(138)	(167)	(55)	(639)	112	82	187	132	513
IMPAIRMENT LOSSES	(29,003)	—	—	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(20)	(5)	(5)	(5)	—	(15)	(22)	(24)	(27)	39	(34)
FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	(7,570)	4,847	4,748	4,743	4,473	18,811	4,856	5,300	5,736	4,521	20,413
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	—	—	7,509	—	23,153	30,662	—	—	60,421	(77)	60,344
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,337)	(2,661)	(2,495)	(2,475)	(2,584)	(10,215)	(3,204)	(4,167)	(3,079)	(2,985)	(13,435)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(17,906)	2,186	9,762	2,268	25,043	39,258	1,652	1,133	63,078	1,459	67,322

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	6.41	7.58	7.75	7.94	8.35	8.35	10.69	10.10	10.29	10.30	10.30
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	103,702	104,139	104,215	104,136	104,090	104,090	104,127	120,688	189,660	189,666	189,666
COMMON STOCK CAPITALIZATION	664,730	789,374	807,666	826,840	869,152	869,152	1,113,118	1,218,949	1,951,601	1,953,560	1,953,560

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	—	—	—	—
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	94,775	94,775	94,775	94,775

DEBT	539,442	529,168	461,021	518,630	425,410	425,410	344,832	340,374	642,834	630,094	630,094
SHARE OF UNCONSOLIDATED DEBT	162,127	164,217	156,364	165,571	170,480	170,480	266,069	281,960	230,280	228,489	228,489
DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	858,583	858,583

TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
LEVERAGE RATIOS
DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	858,583	858,583
TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918
DEBT (2) / TOTAL MARKET CAPITALIZATION	45.7%	42.0%	38.7%	40.7%	36.5%	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%

TOTAL ASSETS-CONSOLIDATED	1,235,535	1,199,634	1,135,315	1,199,101	1,124,242	1,124,242	1,096,444	1,200,788	2,263,766	2,273,206	2,273,206
ACCUMULATED DEPRECIATION-CONSOLIDATED	289,473	302,782	281,739	294,710	258,258	258,258	221,429	245,608	238,297	257,151	257,151
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	516,686	467,303	454,388	461,500	403,141	403,141	575,323	562,475	432,750	441,928	441,928
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(160,587)	(141,180)	(140,303)	(139,782)	(97,868)	(97,868)	(128,541)	(127,948)	(98,183)	(107,082)	(107,082)
TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203
DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	858,583	858,583
UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	37.3%	37.9%	35.7%	37.7%	35.3%	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%

DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	858,583	858,583
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	94,775	94,775	94,775	94,775
DEBT (2) + PREFERRED	871,171	862,987	786,987	853,803	765,492	765,492	780,503	717,109	967,889	953,358	953,358
TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918
DEBT (2) + PREFERRED / TOTAL MARKET CAPITALIZATION	56.7%	52.2%	49.4%	50.8%	46.8%	46.8%	41.2%	37.0%	33.2%	32.8%	32.8%

DEBT (2) + PREFERRED	871,171	862,987	786,987	853,803	765,492	765,492	780,503	717,109	967,889	953,358	953,358
TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203
DEBT (2) + PREFERRED / TOTAL UNDEPRECIATED ASSETS (2)	46.3%	47.2%	45.5%	47.0%	45.4%	45.4%	44.2%	38.1%	34.1%	33.3%	33.3%

EBITDA (2)
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	34,289	77,134
INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	7,224	9,230	29,672
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,708	369	228	261	232	1,090	205	213	219	150	787
INCOME TAX PROVISION (BENEFIT)	(186)	27	33	60	(30)	90	1	1	1	(26)	(23)
IMPAIRMENT LOSSES	129,134	—	—	488	—	488	—	—	—	—	—
PREDEVELOPMENT CHARGES	937	—	—	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	(4,531)	(45)	(4,576)
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—	—	—
ACQUISITION AND RELATED COSTS	468	78	67	350	299	794	235	333	6,859	57	7,484
PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	5,883	1,777	1,777	12,664
EBITDA (2)	100,682	24,730	23,644	26,079	24,831	99,284	21,774	27,161	28,775	45,432	123,142

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
COVERAGE RATIOS (2)
EBITDA	100,682	24,730	23,644	26,079	24,831	99,284	21,774	27,161	28,775	45,432	123,142
INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	7,224	9,230	29,672
INTEREST COVERAGE RATIO (2)	3.10	3.32	3.41	3.86	3.54	3.53	3.28	4.13	3.98	4.92	4.15

INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	7,224	9,230	29,672
SCHEDULED PRINCIPAL PAYMENTS	7,279	2,123	2,045	1,755	1,846	7,769	1,855	1,728	1,528	1,922	7,032
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	1,777	1,777	10,008
FIXED CHARGES	52,701	12,797	12,209	11,740	12,084	48,830	11,727	11,528	10,529	12,929	46,712
EBITDA	100,682	24,730	23,644	26,079	24,831	99,284	21,774	27,161	28,775	45,432	123,142
FIXED CHARGES COVERAGE RATIO (2)	1.91	1.93	1.94	2.22	2.05	2.03	1.86	2.36	2.73	3.51	2.64

DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	873,114	858,583	858,583
ANNUALIZED EBITDA (3)	108,800	98,920	94,576	104,316	99,324	99,324	87,096	108,644	115,100	181,728	181,728
DEBT (2) / ANNUALIZED EBITDA (3)	6.45	7.01	6.53	6.56	6.00	6.00	7.01	5.73	7.59	4.72	4.72

DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH COMMON DIVIDENDS	18,651	4,687	4,686	4,690	4,685	18,748	4,689	5,431	8,536	8,536	27,192
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	34,289	77,134
FFO PAYOUT RATIO	(24.3)%	34.8%	35.6%	18.3%	33.1%	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%

FFO BEFORE CERTAIN CHARGES
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	34,289	77,134
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	—	—	—	—	—	2,656	—	—	2,656
IMPAIRMENT LOSSES (2)	129,134	—	—	488	—	488	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	937	(1,185)	—	—	—	(1,185)	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—	—	—
ACQUISITION AND RELATED COSTS	468	78	67	350	299	794	235	333	6,859	57	7,484
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	(4,531)	(45)	(4,576)
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—	—	—
SEPARATION CHARGES	197	213	79	574	1,118	1,985	—	—	520	—	520
FFO BEFORE CERTAIN CHARGES	53,935	12,688	13,298	16,347	15,509	57,843	11,696	17,147	20,074	34,301	83,218
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	34.6%	36.9%	35.2%	28.7%	30.2%	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013
FAD (2)
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	17,226	34,289	77,134
FAS 13	(11,076)	(2,686)	(2,152)	(1,823)	(1,659)	(8,319)	(2,346)	(2,204)	(3,244)	(5,032)	(12,826)
ABOVE AND BELOW MARKET RENTS	(26)	108	87	124	174	493	(185)	(586)	(994)	(2,020)	(3,785)
SECOND GENERATION CAPEX	(19,140)	(2,333)	(3,186)	(5,077)	(4,461)	(15,058)	(3,032)	(3,352)	(2,976)	(7,054)	(16,414)
FAD (2)	(107,117)	8,577	7,901	18,909	8,222	43,608	5,897	8,016	10,012	20,183	44,109
COMMON DIVIDENDS	18,651	4,687	4,686	4,690	4,685	18,748	4,689	5,431	8,536	8,536	27,192
FAD PAYOUT RATIO (2)	(17.4)%	54.7%	59.3%	24.8%	57.0%	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%

FAD BEFORE CERTAIN CHARGES
FAD (2)	(107,117)	8,577	7,901	18,909	8,222	43,608	5,897	8,016	10,012	20,183	44,109
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	—	—	—	—	—	2,656	—	—	2,656
IMPAIRMENT LOSSES (2)	129,134	—	—	488	—	488	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	937	(1,185)	—	—	—	(1,185)	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—	—	—
ACQUISITION AND RELATED COSTS	468	78	67	350	299	794	235	333	6,859	57	7,484
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	(4,531)	(45)	(4,576)
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—	—	—
SEPARATION CHARGES	197	213	79	574	1,118	1,984	—	—	520	—	520
FAD BEFORE CERTAIN CHARGES	23,693	7,777	8,047	9,571	9,564	34,958	6,132	11,005	12,860	20,195	50,193
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	78.7%	60.3%	58.2%	49.0%	49.0%	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%

OPERATIONS RATIOS
REVENUES	118,125	31,860	30,960	37,690	36,334	136,846	38,262	42,521	50,434	79,520	210,741
REVENUES FROM DISCONTINUED OPERATIONS	71,553	15,613	15,330	16,149	6,747	53,839	3,082	2,951	2,888	1,750	10,668
REVENUES INCLUDING DISCONTINUED OPERATIONS	189,678	47,473	46,290	53,839	43,081	190,685	41,344	45,472	53,322	81,270	221,409

GENERAL AND ADMINISTRATIVE EXPENSES	24,166	6,623	5,646	5,255	5,684	23,208	6,069	4,552	6,635	4,684	21,940
REVENUES INCLUDING DISCONTINUED OPERATIONS	189,678	47,473	46,290	53,839	43,081	190,685	41,344	45,472	53,322	81,270	221,409
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.7%	14.0%	12.2%	9.8%	13.2%	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%

TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.3%	1.4%	1.3%	1.2%	1.3%	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	Three Months Ended			Year Ended
	December 31, 2013	December 31, 2012	September 30, 2013	December 31, 2013	December 31, 2012
Net Operating Income
Same Property	$15,157	$14,611	$15,172	$60,621	$57,942
Non-Same Property	33,349	11,542	19,660	77,459	52,515
Consolidated Property Net Operating Income	$48,506	$26,153	$34,832	$138,080	$110,457

Less: Non-Cash Items
Straight-line rent	$5,032	$2,164	$3,139	$13,008	$10,287
Other	1,679	(63)	665	2,491	(41)
Non-Cash Items	6,711	2,101	3,804	15,499	10,246

Cash Basis Property Net Operating Income
Same Property	14,007	13,531	14,034	55,765	53,662
Non-Same Property	27,768	9,164	16,973	65,425	45,078
Cash Basis Property Net Operating Income	$41,775	$22,695	$31,007	$121,190	$98,740

Net Operating Income (4)
Operating Properties	$41,234	$16,594	$25,539	$103,922	$63,877
Discontinued Operations	1,076	4,050	1,755	6,395	22,984
Share of Unconsolidated Joint Ventures	6,196	5,509	7,538	27,763	23,596
Total Net Operating Income	$48,506	$26,153	$34,832	$138,080	$110,457

(1) AMOUNTS MAY DIFFER SLIGHTLY FROM OTHER SCHEDULES CONTAINED HEREIN DUE TO ROUNDING.
(2) INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.
(3) ANNUALIZED REPRESENTS QUARTER AMOUNT ANNUALIZED.
(4) SEE RECONCILIATION ABOVE WITHIN PREVIOUS PAGES OF THE CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.